SCHEDULE OF INVESTMENTS

Natural Resources (in thousands)	MARCH 31, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value
Australia
Materials – 4.3%
BHP Group plc	171	$4,123

Total Australia - 4.3%		$4,123

Canada
Industrials – 3.0%
Canadian Pacific Railway Ltd.	14	2,874

Materials – 7.2%
Barrick Gold Corp.	201	2,755
Nutrien Ltd.	54	2,828
West Fraser Timber Co. Ltd.	25	1,216

		6,799

Total Canada - 10.2%		$9,673

Hong Kong
Materials – 0.0%
China Metal Recycling (Holdings) Ltd.(A)(B)	1,900	—	*

Total Hong Kong - 0.0%		$—

Netherlands
Energy – 2.1%
Core Laboratories N.V.	29	1,992

Total Netherlands - 2.1%		$1,992

Portugal
Energy – 1.2%
Galp Energia SGPS S.A., Class B	70	1,120

Total Portugal - 1.2%		$1,120

South Africa
Materials – 1.6%
Mondi plc	68	1,509

Total South Africa - 1.6%		$1,509

United Kingdom
Energy – 3.0%
BP plc	400	2,908

Materials – 5.9%
Croda International plc	22	1,468
Rio Tinto plc	70	4,095

		5,563

Total United Kingdom - 8.9%		$8,471

United States
Energy – 57.9%
Cabot Oil & Gas Corp.	105	2,739
Centennial Resource Development, Inc., Class A(A)	126	1,106
Chevron Corp.	44	5,402
Cimarex Energy Co.	26	1,842
Concho Resources, Inc.	37	4,128
Continental Resources, Inc.(A)	29	1,276
Diamondback Energy, Inc.	30	3,092
Enterprise Products Partners L.P.	89	2,585
EOG Resources, Inc.	42	4,012
Halliburton Co.	170	4,992
Magellan Midstream Partners L.P.	33	1,977
Marathon Petroleum Corp.	58	3,495
Noble Energy, Inc.	57	1,403

Parsley Energy, Inc., Class A(A)	121	2,331
Phillips 66	45	4,235
RPC, Inc.	186	2,123
Schlumberger Ltd.	55	2,403
Valero Energy Corp.	40	3,381
WPX Energy, Inc.(A)	188	2,459

		54,981

Industrials – 3.0%
Union Pacific Corp.	17	2,842

Materials – 8.2%
Air Products and Chemicals, Inc.	13	2,549
Dow Chemical Co. (The)	26	1,373
Ingevity Corp.(A)	8	889
International Flavors & Fragrances, Inc.	8	971
PPG Industries, Inc.	19	2,111

		7,893

Total United States - 69.1%		$65,716

TOTAL COMMON STOCKS – 97.4%		$92,604

(Cost: $108,723)

SHORT-TERM SECURITIES	Principal
Master Note – 1.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 2.710%, 4-5-19(C)	$1,770	1,770

TOTAL SHORT-TERM SECURITIES – 1.9%		$1,770

(Cost: $1,770)

TOTAL INVESTMENT SECURITIES – 99.3%		$94,374

(Cost: $110,493)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		637

NET ASSETS – 100.0%		$95,011

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)	No dividends were paid during the preceding 12 months.
(B)	Securities whose value was determined using significant unobservable inputs.
(C)

Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Euro	921	U.S. Dollar	1,041	7-5-19	Morgan Stanley International	$—	*	$—
British Pound	9,365	U.S. Dollar	12,314	7-5-19	UBS AG	59		—
Canadian Dollar	1,615	U.S. Dollar	1,206	7-5-19	UBS AG	—		5

						$59		$5

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 - Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of March 31, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$56,973	$4,028	$—
Industrials	5,716	—	—
Materials	14,692	11,195	—	*

Total Common Stocks	$77,381	$15,223	$—	*
Short-Term Securities	—	1,770	—

Total	$77,381	$16,993	$—

Forward Foreign Currency Contracts	$—	$59	$—

Liabilities
Forward Foreign Currency Contracts	$—	$5	$—

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

For Federal income tax purposes, cost of investments owned at March 31, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$110,493

Gross unrealized appreciation	4,950
Gross unrealized depreciation	(21,069)

Net unrealized depreciation	$(16,119)